                                                                    EXHIBIT 10.6




                              CHAN-PAUL PARTNERSHIP

                        SINGLE TENANT ABSOLUTE NET LEASE

                                       TO

                                HANDSPRING, INC.

                                       FOR
                               PREMISES LOCATED AT

                               189 NORTH BERNARDO
                            MOUNTAIN VIEW, CALIFORNIA




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                                TABLE OF CONTENTS

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Article 1 - Property Leased..............................................................       1
        1.1 - Premises...................................................................       1
        1.2 - Acceptance of the Premises.................................................       1
        1.3 - Year 2000 Disclaimer.......................................................       2
        1.4 - Possession.................................................................       2

Article 2 - Term.........................................................................       3
        2.1 - Lease Term.................................................................       3

Article 3 - Rent.........................................................................       3
        3.1 - Base Rent..................................................................       3
        3.2 - Adjustments to Base Rent...................................................       4
        3.3 - Additional Rent............................................................       4
        3.4 - Absolute Net Lease.........................................................       4
        3.5 - Interest...................................................................       4
        3.6 - Late Charges...............................................................       4

Article 4 - Security Deposit.............................................................       5

Article 5 - Use of Premises..............................................................       6
        5.1 - Permitted Uses.............................................................       6
        5.2 - Matters of Record..........................................................       6
        5.3 - Tenant to Comply with Legal Requirements...................................       6
        5.4 - Uses Prohibited............................................................       7
        5.5 - Hazardous Substances.......................................................       7
        5.6 - Landlord's Access to Premises..............................................       9
        5.7 - Signs......................................................................      10

Article 6 - Utilities....................................................................      10
        6.1 - Tenant's Obligation........................................................      10

Article 7 - Taxes........................................................................      11
        7.1 - Tenant's Obligation........................................................      11
        7.2 - General....................................................................      11

Article 8 - Insurance....................................................................      11
        8.1 - Property/Rental Insurance - Premises.......................................      11
        8.2 - Property Insurance - Fixtures and Inventory................................      12
        8.3 - Landlord's Liability Insurance.............................................      12
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                                TABLE OF CONTENTS

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        8.4 - Tenant's Responsibilities With Regard to Liability Insurance...............      12
        8.5 - Mutual Waiver of Claims....................................................      12

Article 9 - Indemnity and Exculpation....................................................      13
        9.1 - Indemnification of Landlord................................................      13
        9.2 - Landlord as Party Defendant................................................      13
        9.3 - Waiver of Claims...........................................................      13

Article 10 - Damage or Destruction.......................................................      14
        10.1 - Landlord's Duty to Restore................................................      14
        10.2 - Landlord's Right to Terminate.............................................      14
        10.3 - Tenant's Right to Terminate...............................................      15
        10.4 - Waiver of Civil Code Remedies.............................................      16
        10.5 - No Abatement of Rentals...................................................      16
        10.6 - Liability for Personal Property...........................................      16
        10.7 - Liens.....................................................................      16

Article 11 - Repairs and Maintenance.....................................................      17
        11.1 - Tenant's Maintenance and Repair Obligations...............................      17
        11.2 - Landlord Has No Duty to Maintain or Repair................................      17
        11.3 - Landlord May Perform Tenant's Obligations.................................      18
        11.4 - Waiver of Civil Code Remedies.............................................      18
        11.5 - Surrender of Premises.....................................................      18

Article 12 - Alterations and Additions...................................................      19
        12.1 - Prohibitions in General...................................................      19
        12.2 - Surrender of Alterations and Additions....................................      19
        12.3 - Repair of Premises........................................................      19
        12.4 - Required Alterations......................................................      19
        12.5 - Tenant Improvements.......................................................      19

Article 13 - Fixtures....................................................................      20
        13.1 - Fixtures..................................................................      20
        13.2 - Trade Fixtures and Personal Property......................................      20

Article 14 - Condemnation................................................................      20
        14.1 - Definition of Terms.......................................................      20
        14.2 - Rights....................................................................      21
        14.3 - Total Taking..............................................................      21
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                                TABLE OF CONTENTS

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        14.4 - Partial Taking............................................................      21
        14.5 - Restoration Obligation....................................................      22

Article 15 - Assignment and Subletting...................................................      22
        15.1 - Prohibitions in General...................................................      22
        15.2 - Collection of Rent........................................................      22
        15.3 - Assumption Agreement......................................................      23
        15.4 - Request for Transfer......................................................      23
        15.5 - Conditional Consent.......................................................      23
        15.6 - Corporations and Partnerships.............................................      24
        15.7 - Reasonable Provisions.....................................................      25
        15.8 - Reimbursement of Landlord's Costs.........................................      25

Article 16 - Subordination; Lender Approval; Attornment; Estoppel
            Certificates; Financial Statement............................................      25
        16.1 - Subordination.............................................................      25
        16.2 - Subordination Agreements..................................................      25
        16.3 - Approval by Lenders.......................................................      26
        16.4 - Attornment................................................................      26
        16.5 - Estoppel Certificates and Financial Statements............................      26

Article 17 - Remedies Upon Default by Tenant.............................................      27
        17.1 - Events of Default.........................................................      27
        17.2 - Rights of Landlord Upon Tenant's Default..................................      28
        17.3 - Continuance of Lease......................................................      29
        17.4 - Reletting Premises........................................................      30
        17.5 - Attorneys' Fees...........................................................      30
        17.6 - Waiver of Jury Trial......................................................      30
        17.7 - Waiver of Rights of Redemption............................................      30
        17.8 - Default and Litigation Notice Provisions..................................      31
        17.9 - Remedies are Cumulative...................................................      31

Article 18 - Holding Over................................................................      31
        18.1 - Holding Over..............................................................      31

Article 19 - Notices.....................................................................      31
        19.1 - Service of Notices........................................................      31

Article 20 - Attorneys' Fees.............................................................      32
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                                TABLE OF CONTENTS

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        20.1 - Prevailing Party to Recover...............................................      32

Article 21 - Successors..................................................................      32
        21.1 - Covenants are Binding.....................................................      32

Article 22 - Landlord Default............................................................      33
        22.1 - No Default Without Notice.................................................      33

Article 23 - Limitation on Landlord Liability............................................      33
        23.1 - No Personal Liability.....................................................      33

Article 24 - Quiet Enjoyment.............................................................      33
        24.1 - Express Conditional Covenant..............................................      33

Article 25 - Surrender...................................................................      33
        25.1 - Free of Liens.............................................................      33

Article 26 - Waiver......................................................................      34
        26.1 - No Implied Waiver.........................................................      34

Article 27 - Entire Agreement............................................................      34
        27.1 - Integration Provision.....................................................      34

Article 28 - Landlord's Right to Perform Tenant's Covenants..............................      34
        28.1 - Landlord May Perform......................................................      34

Article 29 - Guaranty....................................................................      35
        29.1 - [Intentionally Omitted]...................................................      35

Article 30 - General.....................................................................      35
        30.1 - Headings..................................................................      35
        30.2 - Definition of Landlord....................................................      35
        30.3 - Exhibits..................................................................      35
        30.4 - Definition of Agents......................................................      35
        30.5 - Interpretation of Terms...................................................      35
        30.6 - Counterparts..............................................................      35
        30.7 - Time of Essence...........................................................      36
        30.8 - Severability..............................................................      36
        30.9 - Merger....................................................................      36
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                                TABLE OF CONTENTS

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        30.10 - Governing Law............................................................      36
        30.11 - Authority................................................................      36
        30.12 - Irrevocable Offer to Lease...............................................      36
        30.13 - Representation by Legal Counsel..........................................      36
        30.14 - Attached Exhibits........................................................      36

Article 31 - Brokers.....................................................................      37
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                              CHAN-PAUL PARTNERSHIP

                        SINGLE TENANT ABSOLUTE NET LEASE
                                       TO
                                HANDSPRING, INC.

        This Lease ("Lease"), dated for references purposes as of June 22, 1999, is entered into by and between CHAN-PAUL PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP ("Landlord") and HANDSPRING, INC., jointly and severally ("Tenant").

        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth in this Lease, the parties agree as follows:

        Article 1. Property Leased.

             1.1 Premises. Landlord hereby leases to Tenant, and Tenant leases from Landlord, upon the terms and conditions set forth herein, the Premises described as follows:

                  1.1.1 Land. The real property (the "Land") commonly known as 189 North Bernardo, Mountain View, California, more particularly described on Exhibit "A" hereto.

                  1.1.2 Building. That certain two story building (the "Building") situated on the Land and containing approximately 58,400 rentable square feet which square footage is agreed to by the parties hereto; and

                  1.1.3 Improvements. All other improvements, structures, mechanical, plumbing, electrical systems, partitions, cabinetry, floor coverings, wall coverings, ceiling, lighting and other fixtures (excluding trade fixtures), and other facilities, specifically including the Tenant Improvements to be constructed and installed by Landlord pursuant to Section 12.5 below (collectively, the "Improvements") which are now or hereafter constructed within, installed upon, incorporated into or attached to the Land or the Building. The Improvements shall not include any of Tenant's Personal Property (defined in Section 13.2 below).

             1.2 Acceptance of the Premises. Except as otherwise set forth in
Section 5.3 hereof and except for the Building HVAC, plumbing, elevator and electrical systems ("Building Systems") which shall be delivered on Commencement Date in good working order and repair, and the Tenant Improvements, which shall be performed in compliance with all laws and constructed using materials of good quality, Tenant accepts the Premises, including the Improvements, in their present condition and has satisfied itself that the Premises, the Building and all Improvements are in good, clean, safe, and tenantable condition as of the date of this Lease subject to the construction and installation of Tenant Improvements by Landlord. Tenant further agrees with and represents to Landlord that the Premises have been inspected by Tenant,



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that Tenant has received assurances acceptable to Tenant by means independent of
Landlord or any agent of Landlord of the truth of all facts material to this Lease, and that the Premises are being leased by Tenant as a result of Tenant's own inspection and investigation and, except as specifically set forth in this
Section 1.2 with respect to Building Systems and Tenant Improvements and Section
5.3 with respect to compliance with laws on the Commencement Date, not as a result of any representations made by Landlord or any agent of Landlord except those expressly set forth above in this paragraph and Section 5.3 hereof. Except as otherwise provided in this Section 1.2 and Section 5.3, Tenant's acceptance of the Premises as of the Commencement Date shall conclusively establish that the Premises are in a condition satisfactory to Tenant. Except as otherwise set forth in Section 5.3 hereof and except as specifically set forth in this Section
1.2 with respect to the Building Systems and Tenant Improvements, the Premises, and each and every part thereof, are leased "AS-IS," "WHERE-IS," "WITH ALL FAULTS" and Landlord has made no representations or warranty as to the condition of the Premises or as to the suitability or profitability of the Premises for Tenant's intended use. Tenant has inspected and is satisfied with the physical condition of the Premises.

             1.3 Year 2000 Disclaimer. Landlord hereby disclaims any liability for, and Tenant hereby releases Landlord from any liability for, any and all damages, injuries or other losses, whether ordinary, special, consequential, punitive or otherwise, arising out of, relating to, or in connection with, (a) the failure of any automated, computerized and/or software system or other technology used in, on, or about the Premises or relating to the management or operation of the Premises to accurately receive, provide or process date/time data (including, but not limited to, calculating, comparing and sequencing) both before and after the Commencement Date, and before, after, during and between the years 1999 A.D. and 2000 A.D., and leap year calculations and, or (b) the malfunction, ceasing to function or providing of invalid or incorrect results by any such technology as a result of date/time data. The foregoing disclaimer shall apply to any such technology used in, on, or about the Premises or that affects the Premises, whether or not such technology is within the control of Landlord or any of Landlord's agents or representatives. THE FOREGOING DISCLAIMER INCLUDES A DISCLAIMER OF ALL WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATTERS DESCRIBED HEREIN, INCLUDING ANY IMPLIED WAY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

             1.4 Possession. Landlord shall deliver and Tenant shall accept possession of (i) only the first floor of the Building on the Commencement Date, and (ii) the second floor of the Building on December 15, 1999 ("Second Floor Rent Commencement Date"). Landlord shall deliver the first floor of the Premises on the Commencement Date, and the second floor of the Premises on the Second Floor Rent Commencement Date in accordance with the terms and conditions of
Section 1.2 hereof. If Landlord does not deliver possession of the first floor of the Building to Tenant on the terms and conditions required herein on or before September 15, 1999, or the second floor of the Building to Tenant on or before January 15, 2000, then Tenant, at its discretion, shall have the right to terminate this Lease.



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        Article 2. Term.

             2.1 Lease Term. The term of this Lease (the "Lease Term") shall be for a period of five (5) Lease Years (plus any initial or fractional month which may be included within the first Lease Year pursuant to the following sentences) commencing on August 15, 1999 ("Commencement Date") and expiring on August 31, 2004. A "Lease Year" shall be a period of twelve (12) successive full calendar months, beginning on the first day of the first full calendar month of the Lease Term provided that, if the Commencement Date is a date other than the first day of a calendar month, then the initial fractional month together with the next succeeding twelve (12) full calendar months shall constitute the first Lease Year. The expiration of the Lease Term or sooner termination of this Lease is referred to herein as the "Lease Termination."

        Article 3. Rent.

             3.1 Base Rent. Tenant shall pay Landlord as "Base Rent" for the Premises, monthly installments in the following sums:

        (a) Upon execution of this Lease, One Hundred and Twenty-Five Thousand Five Hundred and Sixty Dollars ($125,560), Sixty-Two Thousand Seven Hundred and Eighty Dollars ($62,780) to be applied as Base Rent for the first month following the Commencement Date for the first floor of the Premises ("First Floor Base Rent Initial Payment") and Sixty-Two Thousand Seven Hundred and Eighty Dollars ($62,780) to be applied as Base Rent for the first month following the Second Floor Rent Commencement Date for the second floor of the Premises ("Second Floor Base Rent Initial Payment").

        (b) On the first day of the first full calendar month following the Commencement Date, until the first day of the first full calendar month following the Second Floor Rent Commencement Date, Sixty-Two Thousand Seven Hundred and Eighty Dollars ($62,780) as Base Rent for the first floor of the Premises, provided, however, that if the Commencement Date falls on a date other than the first day of the month, Tenant shall be credited in such first full calendar month the amount by which Tenant's First Floor Base Rent Initial Payment exceeded the amount which Tenant would have paid in the month in which the Commencement Date occurred had the Base Rent applicable to the first floor of the Premises been prorated for such partial month.

        (c) On the first day of the first full calendar month following the Second Floor Rent Commencement Date, One Hundred and Twenty-Five Thousand Five Hundred and Sixty Dollars ($125,560) as Base Rent for the first and second floor of the Premises, provided, however, that if the Second Floor Rent Commencement Date falls on a date other than the first day of the month, Tenant shall be credited in such first full calendar month following the Second Floor Rent Commencement Date the amount by which Tenant's Second Floor Base Rent Initial Payment exceeded the amount which Tenant would have paid in the month in which the Second Floor Commencement Date occurred had the Base Rent applicable to the second floor of the Premises



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been prorated for such partial month.

Base Rent payments shall in advance on the first day of each calendar month in the amounts set forth in subsections (b) and (c) above, commencing on the Commencement Date and continuing throughout the Lease Term, and subject to adjustment as set forth below in Section 3.2, provided that the first installment of Base Rent shall be paid in advance upon Tenant's execution of this Lease as set forth in subsection (a) above. Base Rent shall be paid by Tenant in lawful money of the United States, without deduction, offset, prior notice or demand, at such place(s) as may be designated from time to time by Landlord. The Base Rent is based upon an agreed square footage of usable and rentable area and is not subject to adjustment as a result of anyone's recalculation of such area as being either more or less.

             3.2 Adjustments to Base Rent. Beginning on the first day of the second Lease Year and continuing thereafter through the balance of the Lease Term (including any extensions thereof) on the first day of each succeeding Lease Year ("Adjustment Date") monthly installments of Base Rent shall be increased by multiplying the Base Rent installment payable during the last month of the preceding Lease Year by 1.035 so that each Lease Year the Base Rent increases over the prior Lease year's Base Rent by three and one-half percent (3 1/2%), compounded.

             3.3 Additional Rent. All taxes, charges, costs, expenses and other sums which Tenant is required to pay hereunder (together with all interest and penalties that may accrue thereon if Tenant fails to pay the same) and all damages, costs and expenses which Landlord may incur by reason of any Default of Tenant shall be deemed to be additional rent hereunder ("Additional Rent"). In the event of nonpayment by Tenant of any Additional Rent, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the nonpayment of Base Rent. The term "Rentals" as used in this Lease shall mean Base Rent and Additional Rent.

             3.4 Absolute Net Lease. It is the intention of Landlord and Tenant that Rentals specified herein to be paid to Landlord shall be absolutely net to Landlord. All costs, expenses and obligations of every kind relating to the Premises (except as otherwise specifically and expressly provided in this Lease) shall be paid by Tenant, and Tenant shall indemnify and hold Landlord harmless against all such costs, expenses and obligations.

             3.5 Interest. All payments due from Tenant to Landlord shall bear interest from the date due until paid at the lesser rate of ten (10%) percent per annum or the maximum rate allowed by law. In addition, Tenant shall pay all reasonable costs and reasonable attorneys' fees incurred by Landlord in the collection of such amounts whether or not suit be filed.

             3.6 Late Charges. Tenant acknowledges that late payment by Tenant to Landlord of any Rentals will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include,



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without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of Base Rent or any amount due as Additional Rent due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of ten (10%) percent of the overdue amount of Rentals as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

        Article 4. Security Deposit. On or before the 23rd day of July 1999, Tenant shall deposit with Landlord an irrevocable letter of credit ("Letter of Credit") on a form acceptable to Landlord in the amount of Four Hundred Thousand Dollars ($400,000.00) (the "Security Deposit"). The Letter of Credit shall be in lieu of the cash Security Deposit. All references in this Lease to the "Security Deposit" shall mean the Letter of Credit. Landlord shall be entitled to draw on the Letter of Credit in whole or in part as provided for in this Article 4. The Letter of Credit shall: (i) be issued by a commercial bank reasonably satisfactory to Landlord ("Issuer"); (ii) be a stand-by, at-sight, irrevocable letter of credit; (iii) be payable to Landlord; (iv) require that any draw on the Letter of Credit shall be made only upon receipt by the Issuer of a written certification Landlord certifying, under penalty of perjury, that the Tenant has perform any one or more of the obligations required to be performed by Tenant under the Lease and has not cured such failure or posted an additional cash security deposit with Landlord in the damages likely to be caused by such failure to perform that has not been cured and certifying that the amount drawn on the Letter of Credit is the amount due Landlord on account of the Tenant's default; (v) not expire prior to one year or longer after the date of its issuance; and (vi) provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions). Within fourteen (14) days prior to expiration of the Letter of Credit then in effect, Tenant shall cause the Issuer to issue and deliver to Landlord a Letter of Credit to replace the expiring Letter to Credit ("Replacement Letter of Credit"). The Replacement Letter of Credit shall be in the same amount as the expiring Letter of Credit and shall be on the terms and conditions set forth in items (i) through (vi) above. In the event Landlord transfers its interest in the Lease, at Landlord's request and at Landlord's cost a new Letter of Credit shall be issued to the transferee of the Landlord ("Transferee") on the same terms and conditions as the existing Letter of Credit, except that the new Letter of Credit shall be payable to the Transferee. Landlord shall surrender the existing Letter of Credit to Tenant simultaneously with Tenant's delivery of the new Letter of Credit to Transferee. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease applicable to Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the condition of the Premises upon Lease Termination, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant


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

shall, within ten days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant's failure to do so shall be a Default by Tenant. The rights of Landlord pursuant to this Article 4 are in addition to any rights which Landlord may have pursuant to Article 18 below. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned (without interest) to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the Lease Termination and after Tenant has vacated the Premises. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds or be deemed a trustee of same.

        Article 5. Use of Premises.

             5.1 Permitted Uses. Tenant shall use the Premises only for the purpose of office and/or research or development and for any and all legal uses related to office and/or research and development and for no other purpose. Any change in use of the Premises by Tenant without the prior written consent of Landlord shall be a Default by Tenant.

             5.2 Matters of Record. Tenant acknowledges that this Lease is subject to all matters of record and that Tenant has reviewed and accepts same and assumes all risk as to such matters.

             5.3 Tenant to Comply with Legal Requirements. Notwithstanding anything to the contrary in this Lease, at the Commencement Date, Landlord represents and warrants that the Premises, the Land and Improvements shall conform to all requirements of covenants, conditions, restrictions and encumbrances, all underwriter's requirements, and all municipal, county, federal and state rules, regulations, statutes, ordinances, laws, requirements and building codes, (collectively, "Laws") applicable thereto. In the event of a breach of the foregoing representation and warranty, Landlord shall, at its sole cost and expense, correct such noncompliance and Tenant's sole remedy shall be that provided in Article 22 hereof. Except as otherwise set forth in the preceding sentences of this Section 5.3, Tenant shall, at its sole cost and expense, promptly comply with all Laws relating to or affecting the condition, use or occupancy of the Premises and, both now in force, or which may hereafter be in force, whether or not the same are now contemplated by the parties; the provisions of all recorded documents affecting the Premises, and the requirements of any board of fire underwriters (or similar body now or hereafter constituted) relating to or affecting the condition, use or occupancy of the Premises including, without limitation, Tenant's obligations pursuant to this
Section 5.3 shall include without limitation maintaining or restoring the Premises and making structural and nonstructural alterations and additions in compliance and conformity with all laws and recorded documents relating to the condition, use, occupational safety or occupancy of the Premises during the Lease Term. Tenant shall maintain during the Lease Term all permits, licenses and other authorizations required for the lawful operation of its business at the Premises. Except as otherwise set forth in this Section 5.3, Tenant shall indemnify, defend, and hold Landlord harmless from and against any loss, expense, cost, damage, attorneys' fees, penalties, fines or liability arising out of the



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failure of Tenant to comply with any applicable law or recorded document or any board of fire underwriters.

             5.4 Uses Prohibited.

                  5.4.1 Effect on Insurance. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything on the Premises which will in any way cause a cancellation of any insurance policy covering the Premises or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance.

                  5.4.2 Dangerous Uses Nuisances and Waste. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of occupants of neighboring property or injure or annoy them. Tenant shall not use or allow the Premises to be used for any unlawful or hazardous purpose, nor shall Tenant cause, suffer, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall at all times cooperate with Landlord and Landlord's agents in the performance of Tenant's duties and responsibilities.

             5.5 Hazardous Substances. Notwithstanding anything to the contrary contained in this Lease, the following shall apply:

                  5.5.1 Except as otherwise set forth in Section 5.5 7 hereof, Tenant shall not cause or allow to exist any condition on, upon, under or about the Premises which may pose a significant hazard to human health or the environment, or which is not in compliance with law;

                  5.5.2 Except with the consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not cause or permit the production, use, treatment, storage, transportation or disposal of any Hazardous Substance (defined below), pollutant or contaminant on, upon, under or about the Premises, except to the extent that Tenant's normal business activities involve the same as of the Commencement Date.

                  5.5.3 Hazard Substance shall include, without limitation:

                       (i) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws;

                       (ii) Those substances defined as "hazardous wastes" under any Environmental Law described in subsection 5.6.6 below and in the regulations promulgated pursuant to such Law;

                       (iii) Those chemicals known to cause cancer or reproductive toxicity, as published pursuant to any Environmental Law described in subsection 5.6.6 below and in the regulations promulgated pursuant to such Law;

                       (iv) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CRF part 302 and amendments thereto);

                       (v) Any material, waste or substance which is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.
Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq.; (F) flammable explosives; or (G) radioactive materials; and

                       (vi) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations. Notwithstanding the foregoing, Hazardous Substances shall not include products containing Hazardous Substances in amounts typically used for office and janitorial purposes.

                  5.5.4 Tenant shall indemnify, defend and hold harmless Landlord from and against any and all claims, demands, losses, costs, liabilities, expenses (including without limitation reasonable attorneys' fees) which may arise or result from any breach of or failure by Tenant to perform any of its obligations set forth in this Section 5.5. Notwithstanding anything to the contrary contained herein, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Substances present at any time on or about the Premises, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any Environmental Requirements relating to any such Hazardous Substances, the Premises or the use of the Premises by Tenant, its agents, employees or invitees, or is otherwise caused by the activities of any other third party on the Premises during the Lease Term; except to the extent that any of the foregoing actually results from the release, disposal, discharge, or emission of Hazardous Materials on or about the Premises during the term of this Lease by Landlord or Landlord's employees or agents ("Tenant Contamination").

                  5.5.5 In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any Requirements of Environmental Laws as a result of Tenant Contamination, Tenant shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Tenant and approved in advance in writing by Landlord, and under the supervision of a consulting engineer, selected by Tenant and approved in advance in writing by Landlord. All costs and expenses of Remedial Work shall be paid by Tenant including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Landlord's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Tenant shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Landlord may, but shall not be required to, cause such Remedial Work to be performed, subject to the provisions of Sections 11.3 and 11.5. Tenant's obligations under this Section 5.5 shall apply to any Tenant Contamination which occurs during the Lease Term, including any extensions thereof, as well as any holdover period and shall survive Lease Termination and with respect to same.

                  5.5.6 "Requirements of Environmental Law" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to or release of Hazardous Substances; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Substances, including, without limitation, those laws expressly identified in subsection 5.5.3.

                  5.5.7 Notwithstanding anything to the contrary contained herein, Landlord shall defend, indemnify and hold harmless Tenant from and against any and all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Substances present at any time on or about the Premises, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any Environmental Requirements relating to any such Hazardous Substances, the Premises or the use of the Premises; except to the extent that any of the foregoing actually results from Tenant Contamination.

             5.6 Landlord's Access to Premises. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times, upon twenty-four (24) hours advance written notice (except in case of emergency) for the purposes of
(i) inspecting the same, (ii) posting notices of nonresponsibility, (iii) protecting the Premises in the event of an emergency,
(iv) exhibiting the Premises to prospective purchasers, lenders or tenants, (v) making repairs, on behalf of Tenant, that Tenant has neglected or refused to make, and (vi) at any time within one hundred eighty (180) days prior to Lease Termination, to place upon the Premises ordinary "for lease" signs. In the event of an emergency, Landlord shall have the right to use any and all means which Landlord may deem proper to gain access to the Premises. Any entry to the Premises by Landlord in accordance with this Section 5.6 or any other provision of this Lease which (except in an emergency) does not unreasonably interfere with Tenant's use or occupancy of the Premises, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof nor give Tenant the right to abate the Rentals payable under this Lease or any other right or remedy. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of beneficial or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's entry to the Premises as permitted by this
Section 5.6, or any other provision of this Lease.

             5.7 Signs. Subject to review and approval and potential modification by the City of Mountain View, Landlord shall provide Tenant signage on the monument to be installed by Landlord as described on Exhibit B. Except as set forth in the preceding sentence, Tenant shall not place or permit to be placed any sign on the Land or Improvements or the exterior of the Building without the prior written consent of Landlord, except for signs which are in existence as of the Commencement Date. Tenant shall, upon request by Landlord, immediately remove any of Tenant's signs that Tenant has placed or permitted to be placed on the Land, Improvements or the exterior of the Building without the prior written consent of Landlord. If Tenant fails to so remove any such sign within five days after Landlord's request, Landlord may enter upon the Premises and remove such sign and Tenant shall pay to Landlord upon demand and as Additional Rent, the cost of such removal. All signs placed on the Premises by Tenant shall comply with all recorded documents affecting the Premises, and with applicable laws, regulations and ordinances. At Lease Termination Tenant shall remove all signs which it has placed on the Premises, and shall, at its sole cost, repair any damage caused by the installation or removal of such signs.

        Article 6. Utilities.

             6.1 Tenant's Obligation. Tenant shall pay during the Lease Term and prior to delinquency, all charges and all expenses or costs associated with water, gas, light, heat, power, electricity, telephone or other communication service, trash pickup, janitorial service, sewer, and all other services and utilities supplied to or consumed on the Premises, and all taxes, fees, levies or surcharges therefor. The disruption, failure, lack or shortage of any service or utility due to any cause whatsoever shall not affect any obligation of Tenant hereunder, and Tenant shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all Rentals due hereunder, all without diminution, credit or deduction.

        Article 7. Taxes.

             7.1 Tenant's Obligation. Tenant shall pay, prior to delinquency, all real estate taxes, personal property taxes, vehicular taxes, taxes computed or based on rental income or environmental or energy usage, business and occupation taxes, sales and/or use taxes, employee taxes, occupational license taxes, general and special assessments, and all other governmental impositions, fees, assessments, levies and charges of every kind and nature whatsoever, whether deemed ad valorem or excise and specifically including any tax increase caused by a transfer of ownership or any increase in rate or valuation ("Taxes") which, during or with respect to any portion of the Lease Term, shall be assessed, levied or imposed by any governmental subdivision or any other authority having any direct or indirect power to tax against or in connection with the use, possession, operation, existence, ownership, rental income or management of the Premises. In the event any such Taxes are payable by Landlord and it shall not be lawful for Tenant to reimburse Landlord for such Taxes, then the Rentals payable hereunder shall be increased to net Landlord the same net Rentals after imposition of any such Taxes upon Landlord as would have been payable to Landlord prior to the imposition of any such Taxes. Nothing contained in this Section 7.1 shall require Tenant to pay any federal, state and municipal net income taxes or franchise, estate, or inheritance taxes imposed upon Landlord.

             7.2 General. During any partial tax fiscal year(s) within the Lease Term, Taxes shall be prorated according to the ratio which the number of days Tenant occupies the Premises during such year bears to 365. Tenant shall furnish to Landlord fifteen days prior to the last date when any Tax will become delinquent, official receipts or other proof satisfactory to Landlord evidencing payment thereof. If by law any Taxes may be paid in installments, Tenant may pay the same (and any accrued interest on any unpaid balance thereof) in installments as each installment becomes due and payable.

        Article 8. Insurance.

             8.1 Property/Rental Insurance - Premises. During the Lease Term, Landlord shall keep the Premises insured against loss or damage by fire and those risks normally included in the term "all risk" including (a) flood coverage, (b) earthquake coverage at the election of Landlord (and only if available at commercially reasonable rates), (c) coverage for loss of rents for a period of not less than eighteen (18) months ("Rental Loss Insurance") and (d) boiler and machinery coverage if the Landlord deems such coverage necessary. Any deductibles, not to exceed $100,000, shall be paid by Tenant. The amount of such insurance shall be not less than one hundred percent (100%) of the replacement value of the Premises; such insurance shall include a so-called "change-in-code" endorsement insuring the increased costs of reconstructing the Premises incurred due to the need to comply with applicable codes. Any recovery received from said insurance policy shall be paid to Landlord and thereafter applied by Landlord to the reconstruction of the Premises in accordance with the provisions of Article 10 below. Tenant, in addition to the rent and other charges provided herein, agrees to reimburse Landlord for the cost of the premiums for all such insurance covering the Premises. Such reimbursement shall be made within fifteen (15) days of Tenant's receipt of a copy of Landlord's statement therefor, accompanied by reasonable backup documentation. Tenant shall pay to Landlord any deductibles (subject to the above conditions) owing, accompanied by reasonable back-up documentation, within fifteen (15) days after receipt of notice from Landlord of the amount owing.

             8.2 Property Insurance - Fixtures and Inventory. During the Lease Term, Tenant shall, at its sole expense, maintain insurance with "all risk" coverage on any fixtures, leasehold improvements, furnishings, merchandise, equipment, or personal property in or on the Premises, whether in place as of the date hereof or installed hereafter, for the full replacement value thereof, and Landlord shall not have any responsibility nor pay any costs for maintaining any types of such insurance. Any deductibles shall be paid by Tenant.

             8.3 Landlord's Liability Insurance. During the Lease Term, Landlord shall maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as designated by Landlord) against liability for bodily injury, death and property damage on or about the Premises or the common area, with combined single limit coverage of not less than Five Million Dollars ($5,000,000). Tenant, in addition to the rent and other charges provided herein, agrees to pay to Landlord the premiums for all such insurance. The insurance premiums shall be paid within fifteen (15) days of Tenant's receipt of a copy of Landlord's statement therefor.

             8.4 Tenant's Responsibilities With Regard to Liability Insurance. During the Lease Term, Tenant shall, at its sole expense, maintain for the mutual benefit of Landlord and Tenant, comprehensive general liability and property damage insurance against claims for bodily injury, death or property damage occurring in or about the Premises or arising out of the use or occupancy of the Premises, with combined single limit coverage of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate. The limits of such insurance shall not serve to limit the liability of Tenant. Tenant shall furnish to Landlord prior to the Commencement Date, and at least twenty (20) days prior to the expiration date of any policy, certificates indicating that the liability insurance required by Tenant above is in full force and effect; that Landlord has been named as an additional insured to the extent of contractual liability assumed in Section 9.1 "Indemnification of Landlord"; and that any such policy will not be canceled unless thirty (30) days' prior written notice of the proposed cancellation has been given to Landlord. The insurance shall be with insurers approved by Landlord and with policies in form satisfactory to Landlord, provided however, that such approval shall not be unreasonably withheld.

             8.5 Mutual Waiver of Claims. Notwithstanding an other provisions of this Lease to the contrary, Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective subtenants, assignees, officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense, or injury to the Premises, or to the furnishings and fixtures and equipment, or inventory or other property of either Landlord or Tenant in, or about or upon the Premises or the Building, which are or would be included in a standard "all risk" insurance policy, whether or not such loss or damage is due to the negligence of Landlord or Tenant, their agents, employees, guests, licensees, invitees, or contractors. Provided that such is available, each party hereto shall obtain insurance coverage pursuant to this Article 8 which contains a waiver of subrogation rights by the insurer as is applicable to this Section 8.5.

        Article 9. Indemnity and Exculpation.

             9.1 Indemnification of Landlord. Tenant shall defend, indemnify, and hold Landlord and its agents harmless (except for their gross negligence or willful misconduct and then only to the extent that insurance actually carried or required to be carried pursuant to this Lease does not cover same) from and against any and all obligations, losses, costs, expenses, claims, demands, liabilities (including expert consultant or witness fees, attorneys' fees and investigation costs incurred in defending same) on account of, or arising out of the use, condition or occupancy of the Premises or any act or omission to act by Tenant or Tenant's agents or any occurrence in, upon or at the Premises causing injury, death or damage to any person or property whomever or whatever ("Claims"). It is understood that Tenant is and shall be in control and possession of the Premises and that Landlord shall in no event be responsible or liable for any injury or damage to any property of Tenant or any other person, or for damage or injury or death to any person whatsoever, happening on, in, about, or in connection with the Premises, or for any injury or damage to the Premises or any part thereof, except as resulting from the actions or omissions of Landlord or Landlord's agents or representatives. The provisions of this Lease permitting Landlord to enter and inspect the Premises are for the purpose of enabling Landlord to become informed as to whether Tenant is complying with the terms of this Lease, and Landlord shall be under no duty to enter, inspect or to perform any of Tenant's covenants set forth in this Lease including, without limitation, as of the date any extended Lease Term commencing and Tenant expressly assumes all such duties. Tenant shall further indemnify, defend and hold harmless Landlord from and against any and all Claims arising from any breach or default in the performance or observance of any obligation on Tenant's part to be performed or observed under the terms of this Lease. The provisions of this Section 9.1 shall survive Lease Termination with respect to any act, omission, event, condition, damage, injury or death occurring prior to such Lease Termination.

             9.2 Landlord as Party Defendant. If, by reason of Tenant's or Tenant's agent's act or omission, Landlord is made a party defendant in any action or proceeding concerning this Lease or the Premises, Tenant shall hold harmless, defend and indemnify Landlord from and against all Claims asserted in such action or proceeding, including all damages, costs and attorneys' fees.

             9.3 Waiver of Claims. Landlord shall not be liable to Tenant, and Tenant waives all claims against Landlord, for injury or death to any person (including without limitation Tenant and Tenant's agents) or for damage or loss of use of any property (including without limitation Tenant's Personal Property) by and from all causes, including without limitation, any defect in or condition of the Premises and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether the damage, injury or death results from conditions arising in, upon, or about the Premises or from other sources. Tenant shall immediately notify Landlord in writing of any known defect in or undesirable or dangerous condition at the Premises and shall promptly repair or correct same at Tenant's sole cost and expense except as otherwise expressly provided in Article 10 or Article 14. The provisions of this Section 9.3 shall not apply to any damage or injury caused by Landlord's or Landlord's agent's or representative's willful misconduct or gross negligence.

        Article 10. Damage or Destruction.

             10.1 Landlord's Duty to Restore. If the Premises are damaged by any peril after the Commencement Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Section 10.2 or by Tenant pursuant to Section 10.3. All insurance proceeds available from the fire and property damage insurance carried by Tenant pursuant to Section 8.1 (excluding, however, any proceeds paid with respect to any Alterations installed and paid for by Tenant and Tenant's personal property and trade fixtures shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Section 10.2 or 10.3, then all insurance proceeds available from insurance carried by Tenant, including pursuant to Section 8.1 and any other insurance which covers loss to property that is Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and Improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, trade fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall, at its discretion, forthwith replace or fully repair all Tenant's Alterations, trade fixtures and personal property installed by Tenant and existing at the time of such damage or destruction.

             10.2 Landlord's Right to Terminate. Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:

                  10.2.1 Either the Premises or the Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds fifty percent (50%) of the then actual replacement cost thereof;

                  10.2.2 Either the Premises or the Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceed twenty-five percent (25%) of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this section if Tenant agrees in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposits such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

                  10.2.3 The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six monthly installments of the Base Rent then due; or

                  10.2.4 Either the Project or the Building is damaged by any peril and, because of the laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.

                  10.2.5 As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Premises under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds ten percent (10%) of the replacement cost of the improvements insured, such peril shall be deemed an "Uninsured Peril."

             10.3 Tenant's Right to Terminate. If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to paragraph 10.2, within thirty (30) days following the date of such damage, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

                  10.3.1 The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 200 days after the date of such damage; or

                  10.3.2 The Premises are damaged by any peril within twelve
(12) months of the last day of the Lease Term and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 90 days after the date of such damage and such damage renders unusable more than thirty percent (30%) of the Premises.

             10.4 Waiver of Civil Code Remedies. Tenant hereby expressly waives any rights to terminate this Lease upon damage or destruction to the Premises except as provided in Section 10.2 above, including without limitation any rights pursuant to the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4, of the California Civil Code, as amended from time to time, and the provisions of any similar law hereinafter enacted.

             10.5 No Abatement of Rentals. The Rentals and other charges due under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises (except to the extent of proceeds that are received by Landlord from the Rental Loss Insurance or would have been received by Landlord had Landlord maintained the Rental Loss Insurance required in Section
8.1 above) and Landlord shall be entitled to all proceeds of the insurance maintained pursuant to Section 8.1 above during the period of rebuilding pursuant to Section 10.1 above, or if the Lease is terminated pursuant to
Section 10.2 above. Tenant shall have no claim against Landlord, including, without limitation, for compensation for inconvenience or loss of business or goodwill during any period of repair or reconstruction.

             10.6 Liability for Personal Property. In no event shall Landlord have any liability for, nor shall it be required to repair or restore, any injury or damage to Tenant's Personal Property or to Alterations, or any other personal property installed in or upon the Premises by Tenant or at the expense of Tenant, except in the event such injury or damage is caused by the gross negligence or willful misconduct of Landlord.

             10.7 Liens. Tenant shall keep the Premises free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant or Tenant's agents. Tenant shall give notice to Landlord in writing fifteen (15) days prior to employing any laborer or contractor to perform services related to (or receiving materials for use upon) the Premises, and prior to the commencement of any work of improvement on the Premises. Landlord shall have the right to post and keep posted on the Premises notices for the protection of Landlord and the Premises from mechanics' and materialmen's liens, including without limitation a notice of nonresponsibility. Tenant shall indemnify, hold harmless and defend Landlord from any liens or encumbrances (including all costs, liabilities, and attorneys' fees with respect thereto) arising out of any work performed or materials furnished by or at the direction of Tenant or Tenant's agents. Should any claims of lien be filed against, or any action be commenced affecting the Premises and/or Tenant's interest in the Premises, Tenant shall give Landlord notice of such lien or action within three days after Tenant receives notice of the filing of the lien or the commencement of the action. If Tenant shall not, within twenty days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien or posting a proper bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant as Additional Rent on demand.

        Article 11. Repairs and Maintenance.

             11.1 Tenant's Maintenance and Repair Obligations. Subject to the provisions of Article 10 above, except as otherwise set forth in Section 11.1.3 hereof, Tenant shall throughout the Lease Term, at its own cost and expense, keep and maintain in good and sanitary order, condition, and repair the entire Premises and every part thereof, including, without limitation, interior and exterior (i) roof and roofing, walls, floors, ceilings, skylights, doors, windows, plate glass, (ii) all foundations, structural and operational parts,
(iii) gas, steam, electrical, plumbing, water, sewer, lighting, heating, ventilating and air conditioning equipment and systems, connections, piping, wiring, switches, fixtures and fittings, (iv) signs, (v) curbs, sidewalks, gutters, concrete and paving, (vi) landscaping, (vii) all Tenant Improvements to be installed pursuant to Section 12.5. The term "repair" as used herein shall include and mean replacements, restorations, and/or renewals when necessary, as well as interior and exterior painting and sealing and resurfacing asphalt. Without limiting the generality of the foregoing, the following shall apply:

                  11.1.1 Prior to the Commencement Date and throughout the balance of the Lease Term, Tenant shall enter into a written contract with a firm engaged in the business of maintaining air conditioning, ventilating and heating equipment to perform regular and customary maintenance service and, if necessary, to repair or replace such equipment.

                  11.1.2 Tenant shall, at its sole cost and expense, keep and maintain the landscaping of the grounds of the Premises in an attractive, sightly and well-kept condition.

                  11.1.3 Notwithstanding anything to the contrary contained in this Lease, if any of Tenant's obligations under Article 11 of this Lease would require Tenant to pay all or any portion of any charge which must be treated as a capital improvement under generally accepted accounting principles, then Tenant shall pay its share of such expenses as follows: the cost of such improvement shall be amortized over the useful life of the improvement (as reasonably determined by Landlord) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made; and (ii) Tenant shall pay to Landlord such amortization payment for each month after such improvement is completed until the first to occur of (i) the expiration of the Lease term or (ii) the end of the term over which such costs were amortized, which amount shall be due at the same time the base monthly rent is due.

             11.2 Landlord Has No Duty to Maintain or Repair. As additional consideration for this Lease, except as otherwise specifically and expressly provided for in this Lease, Landlord shall have no duty to repair, maintain or replace the Premises or any part or component thereof, Tenant having assumed the duty to do so with respect to the Premises and every part and component thereof.

             11.3 Landlord May Perform Tenant's Obligations. If Tenant fails to make any repairs or maintenance required of Tenant pursuant to this Section 11.3 within five days after written notice by Landlord to Tenant, Landlord, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may enter into the Premises and perform such repairs or maintenance, in which event Tenant shall reimburse Landlord as Additional Rent for the cost of such maintenance or repairs on the next date upon which Base Rent becomes due; Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such repairs or maintenance.

             11.4 Waiver of Civil Code Remedies. Tenant expressly waives the benefits of any statute now or hereafter in effect (including, without limitation, the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California) which might otherwise afford Tenant the right to make repairs at Landlord's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair, Tenant having assumed all such obligations. Tenant acknowledges and agrees that Tenant's obligation to improve, repair, and maintain the Premises is part of the consideration for Landlord's renting the Premises to Tenant.

             11.5 Surrender of Premises. Upon Lease Termination, Tenant shall surrender the Premises to Landlord free of deferred maintenance in broom clean, good condition and repair, normal wear and tear excepted (provided that normal wear and tear shall not include any wear and tear that could have been avoided by prudent maintenance nor shall it include wear and tear which has reached a point where an item is an economically practical matter ought to be replaced rather than repaired) including, without limitation, with (i) originally painted interior walls washed, or repainted if marked or chipped, (ii) other interior walls cleaned, repaired or replaced, (iii) all carpets cleaned and in good condition, (iv) all electrical, gas, steam, water, lighting, plumbing, sewer, mechanical and air conditioning, ventilating and heating systems and every part thereof inspected and in good operating condition and repair, (v) all exterior walls, roof and roofing, drop ceilings, plate glass, windows, doors, driveways, paving, concrete, landscaping, lighting, in good condition and repair, (vi) all Tenant Improvements (or their replacements) and other Alterations and every part thereof in good operating condition and repair, and (vii) all floors cleaned, all to the reasonable satisfaction of Landlord. Upon demand, Tenant shall reimburse Landlord for the cost of repairing any and all damage to the Premises. If the Premises are not surrendered at Lease Termination as required by this
Section 11.5, Tenant shall indemnify Landlord against claims, loss or liability resulting from Tenant's failure to comply with the provisions of this Section 11.5, including, without limitation, any losses reasonably suffered by Landlord due to lost opportunities to lease the Premises to succeeding tenants. Landlord may, without abatement of Rentals, enter the Premises for alteration, renovation, or decoration during the last thirty days of the Lease Term if Tenant has removed substantially all of Tenant's personal property and has ceased using the Premises for the operation of its business therein.

        Article 12.  Alterations and Additions.

             12.1 Prohibitions in General. Tenant shall not demolish or make any alterations, additions, changes, enlargements or improvements (collectively, "Alterations") to the Premises or any part thereof without first obtaining the prior written consent of Landlord which shall not be unreasonably withheld, except for any individual non-structural alteration which does not effect materially any of the Building systems or its water tightness and the cost of which is less than $25,000 and as to which Tenant provides Landlord a detailed description (with plans, specifications and permits if applicable) at least ten
(10) days prior to commencement of the alteration. Landlord may impose, as a condition to Landlord's consent, such requirements as Landlord may deem necessary in its reasonable discretion, including without limitation: the requirement that Tenant post a completion bond in an amount and form satisfactory to Landlord; the requirement that upon written request of Landlord prior to Lease Termination (or if Lease Termination occurs due to a Default by Tenant within thirty days after Tenant quits possession of the Premises), Tenant, at Tenant's sole cost and expense, will remove any or all Alterations to the Premises subject to the provisions of Section 12.3 below; and the requirement that Tenant reimburse Landlord for Landlord's actual costs incurred in reviewing any proposed Alteration, whether or not Landlord's consent is granted. Tenant shall not make or permit to be made any Alterations to the Premises without acquiring and complying with the conditions of all permits required for such work by any governmental authority having jurisdiction thereof. Landlord acknowledges that Tenant desires to construct a cafeteria in the Premises and Tenant acknowledges that such construction will be subject to the terms and conditions of this Article 12.

             12.2 Surrender of Alterations and Additions. All Alterations made to the Premises by Tenant shall at Lease Termination become the property of Landlord and remain upon and be surrendered with the Premises, unless otherwise specified by Landlord pursuant to Section 12.1 above, or by notice to Tenant prior to Lease Termination.

             12.3 Repair of Premises. Tenant shall, at its sole cost and expense, repair all damage to the Premises caused by a removal by Tenant of any Alterations pursuant to Section 12.1 above and any Personal Property pursuant to
Section 13.2 below.

             12.4 Required Alterations. Subject to Sections 5.3, 12.1, 12.2 and
12.3 above, Tenant shall, at its sole cost, make any alteration, addition, or change to the Premises of any sort, substantial or insubstantial, ordinary or extraordinary, foreseeable or unforeseeable, whether structural or otherwise, as may be required by law due to an act or omission of Tenant or Tenant's use or occupancy of, the Premises or as a result of Tenant's application for any permit or governmental approval.

             12.5 Tenant Improvements. Landlord, at its sole cost and expense, shall install the Tenant Improvements described in Exhibit "C" hereto, on the terms and conditions contained therein.

        Article 13. Fixtures.

             13.1 Fixtures. At Lease Termination, all fixtures, other than trade fixtures, attached to the Premises by or on behalf of Tenant shall be deemed to be a part of the realty and the Premises. However, if Landlord elects not to consider any of such fixtures as a part of the realty, Tenant shall remove any and all such fixtures on or before the date of Lease Termination. Tenant at its sole cost and expense shall repair all damage to the Premises caused by removal of Tenant's fixtures and trade fixtures, including without limitation repairing floors and painting walls where required by Landlord to Landlord's reasonable satisfaction.

             13.2 Trade Fixtures and Personal Property. All personal property, trade fixtures, machinery, tools, equipment, appliances, furniture and furnishings (collectively "Personal Property") owned by Tenant or installed by Tenant in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease Term when Tenant is not in default hereunder, subject to the provisions of Sections 12.3 and 13.1 above. If after Lease Termination and within ten days after written demand by Landlord, Tenant fails to remove any of Tenant's Personal Property, or if removed by Landlord, fails to pay the removal expenses, the Personal Property may be deemed abandoned property by Landlord and may be disposed of as Landlord deems appropriate. If, Landlord elects to remove from the Premises such Personal Property, Tenant shall reimburse Landlord on demand for the cost of removal, storage and disposition of such Personal Property.

        Article 14. Condemnation.

             14.1 Definition of Terms. For the purpose of this Lease the term:

                  14.1.1 "Taking" means a taking of the Premises or damage related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, persons or corporate entity empowered to condemn property.

                  14.1.2 "Total Taking" means the Taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, that in no event shall a taking of less than twenty percent of the Premises be considered a Total Taking.

                  14.1.3 "Partial Taking" means the Taking of only a portion of the Premises which does not constitute a Total Taking.

                  14.1.4 "Date of Taking" means the date upon which title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor.

                  14.1.5 "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

             14.2 Rights. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

             14.3 Total Taking. In the event of a Total Taking during the Lease
Term:

                  14.3.1 The rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking;

                  14.3.2 Landlord shall refund to Tenant any prepaid but unearned Rentals and the unused balance of the Security Deposit;

                  14.3.3 Tenant shall pay to Landlord any Rentals due Landlord under the Lease, prorated as of the Date of Taking;

                  14.3.4 To the extent the Award is not payable to the beneficiary or Mortgagee of a deed of trust or mortgage encumbering the Premises, Tenant shall receive from the Award those portions of the Award attributable to Tenant's trade fixtures and moving expenses of Tenant; and

                  14.3.5 The remainder of the Award shall be paid to and be the property of Landlord.

             14.4 Partial Taking: In the event of a Partial Taking during the Lease Term:

                  14.4.1 The rights of Tenant under the Lease and leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking;

                  14.4.2 From and after the Date of Taking, the current Base Rent shall be reduced in the proportion that the value of the portion of the Premises taken bears to the total value of the Premises prior to the Taking. The value of the portion of the Premises taken shall be the total amount of the Award, minus any portion of the Award for consequential damages and minus any portion of the Award attributable to the trade fixtures of Tenant;

                  14.4.3 To the extent the Award is not payable to the beneficiary or Mortgagee of a deed of trust or Mortgage encumbering the Premises, Tenant shall receive from the Award those portions of the Award attributable to Tenant's trade fixtures; and

                  14.4.4 The remainder of the Award shall be paid to and be the property of Landlord; and

                  14.4.5 Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a Partial Taking.

             14.5 Restoration Obligation. In the event of a Partial Taking, Landlord shall promptly proceed to rebuild, repair and restore the remainder of the Building and/or Improvements to a complete, independent and self-contained architectural unit.

        Article 15. Assignment and Subletting.

             15.1 Prohibitions in General. Tenant shall not (whether voluntarily, involuntarily, or by operation of law) (i) assign, transfer, hypothecate, or encumber Tenant's interest in this Lease or in the Premises,
(ii) allow all or any part of the Premises to be sublet, licensed, occupied, or used by any person or entity other than Tenant, (iii) transfer any right appurtenant to this Lease or the Premises, (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner, or (v) permit any person or entity to assume or succeed to any interest of Tenant whatsoever in this Lease, without Landlord's prior written consent in each instance, which consent with respect only to transfers described in clauses (i) and (ii) above shall not be unreasonably withheld. Landlord's consent to any such assignment, sublease, hypothecation, encumbrance, or transfer (collectively "Transfer") shall be evidenced by Landlord's signature on the Assumption Agreement provided for in Section 15.3 below. Any Transfer without Landlord's consent shall constitute a Default by Tenant and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this Article 15 as to any subsequent Transfer nor a consent to any subsequent Transfer; further, Landlord's consent to any one or more Transfers shall not release Tenant from Tenant's obligations under this Lease. The provisions of this Article 15 expressly apply to all heirs, successors, sublessees, assignees and transferees of Tenant. All Transfers and proposed Transfers are subject to the provisions of this Article 15. If Landlord consents to a proposed Transfer, such Transfer shall be valid and the Transferee shall have the right to take possession of the Premises only if an executed counterpart of the assignment, sublease or other document evidencing the Transfer is first delivered to Landlord, and such transfer document contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to Section 15.4 below, except for any such modifications Landlord has consented to in writing.

             15.2 Collection of Rent. Subject to Section 15.5.2 hereof, Tenant irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent to be paid by or on behalf of any Transferee not otherwise payable to Landlord by reason of any Transfer of all or any part of the Premises as permitted by this Article 15. Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease, provided, however, that until the occurrence of any Default by Tenant or except as provided by the provisions of Section 15.6.3 below, Tenant shall have the right to collect such rent.

             15.3 Assumption Agreement. As a condition to Landlord's consent to any Transfer of Tenant's interest in this Lease or the Premises, Tenant and Tenant's assignee, sublessee, encumbrancer, hypothecate, or transferee (collectively "Transferee"), shall execute a written Assumption Agreement, in a form approved by Landlord, which Agreement shall include a provision that Tenant's Transferee shall expressly assume all obligations of Tenant under this Lease, and be and remain jointly and severally liable with Tenant for the performance of all conditions, covenants, and obligations under this Lease from the effective date of the Transfer of Tenant's interest in this Lease.

             15.4 Request for Transfer. Tenant shall give Landlord at least fifteen (15) days prior written notice of any desired Transfer and of the proposed terms of such Transfer, including but not limited to: the name and legal composition of the proposed Transferee; an audited financial statement, if applicable of the proposed Transferee prepared in accordance with generally accepted accounting principles within one year prior to the proposed effective date of the Transfer; the nature of the proposed Transferee's business to be carried on in the Premises; the payment to be made or other consideration to be given on account of the Transfer; a current financial statement of Tenant; and other such pertinent information as may be reasonably requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective Transferee. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this Section 15.4 and Landlord shall notify Tenant within fifteen (15) days thereafter whether Landlord will grant or withhold its consent. In the event that Landlord fails to grant or deny consent within such fifteen (15) day period, such consent shall be deemed denied. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer or any change in the information provided to Landlord pursuant to this Section 15.4.

             15.5 Conditional Consent. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

                  15.5.1 Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.

                  15.5.2 If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord fifty percent (50%) of all subrent (as defined in section 15.5.5 below) received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such subrent is paid to Tenant by the assignee. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

                  15.5.3 If Tenant sublets all or any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (i) all subrent actually paid by the subtenant to Tenant, less (ii) the sum of all Base Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such subrent is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

                  15.5.4 Tenant's obligations under this Section 15.5 shall survive any Transfer, and Tenant's failure to perform its obligations hereunder shall be a Default by Tenant. At the time Tenant makes any payment to Landlord required by this section, Tenant shall deliver an itemized statement of the method by which the amount of which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefore, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

                  15.5.5 As used in this section, the term "subrent" shall mean any consideration of any kind received, or to be received by Tenant, as rent or in lieu of rent, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles. As used in this section, the term "Permitted Transfer costs" shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, (ii) all reasonable attorneys' fees incurred by Tenant with respect to the Transfer in question, and
(iii) the reasonable cost of improvements installed in the premises at the cost and expense of Tenant for the benefit of the subtenant.

             15.6 Corporations and Partnerships. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning fifty percent (50%) or more of the partnership, any assignments) of fifty percent (50%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership shall be deemed a Transfer of this Lease. Notwithstanding anything to the contrary in this Lease, Tenant may, without Landlord's prior written consent and without any participation by Landlord in assignment and subletting proceeds, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Tenant's assets located in the Premises; provided, however, that the entity occupying the Premises on the first day after the date of any assignment, transfer or subletting of the Premises pursuant to subsections (i) through (iii) of this Section 15.6 has a net worth that is greater than or equal to the greater of (a) the net worth of the Tenant on the Commencement Date, or (b) the net worth of the Tenant on the day prior to the day of assignment, subletting or transfer to such entity. For the purpose of this Lease, sale of Tenant's capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

             15.7 Reasonable Provisions. Tenant expressly agrees that the provisions of this Article 15 are not unreasonable standards or conditions for purposes of Sections 1951.4(b)(2) and 1995.260 of the California Civil Code, as amended from time to time.

             15.8 Reimbursement of Landlord's Costs. Tenant shall pay upon demand Landlord's actual and reasonably incurred attorneys' fees, engineering fees, architects fees, and fees of any other consultant engaged by Landlord for reviewing, investigating, processing and/or documenting any requested Transfer, whether or not Landlord's consent is granted.

        Article 16. Subordination; Lender Approval; Attornment; Estoppel
Certificates: Financial Statements.

             16.1 Subordination. Subject to section 16.2 hereof, this Lease shall be subject and subordinate to the lien of any mortgages or deeds of trust(including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amounts) whatsoever now or hereafter placed on or against (i) the Premises, or (ii) Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If the holder of any mortgage or deed of trust constituting a first lien against the Premises shall elect to have this Lease prior to the lien of its mortgage or deed of trust and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust and, if the holder of the first mortgage or deed of trust so specifies shall be prior to all other mortgages and deeds of trust affecting the Premises whether this Lease is dated prior to or subsequent to the date of such mortgage or deed of trust or the date of the recording thereof. Any such holder of a first mortgage or deed of trust may also require that although this Lease is made prior to such mortgage or deed of trust, the holder's rights in connection with insurance proceeds, condemnation proceeds, other liens and/or other matters described by such holder may be made senior to this Lease and the rights of Tenant hereunder, and Tenant shall subordinate this Lease and Tenant's rights hereunder to any or all such matters as requested by such holder.

             16.2 Subordination Agreements. Notwithstanding anything to the contrary in this Lease, this Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest now or hereafter affecting the Premises, nor shall Tenant be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of the interest to which this Lease shall be subordinated contemporaneously executes a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under this Lease and (ii) subject to modifications of this Lease permitted by section 16.3 below, recognizes all of Tenant's rights hereunder. Tenant shall execute and deliver within five (5) business days after demand, without charge therefor, such further instruments evidencing subordination of this Lease to ground or underlying leases and/or to the lien of any first mortgages or deeds of trust affecting the Premises as may be required by Landlord; provided that such mortgagee or beneficiary under such mortgage or deed of trust or lessor under such ground or underlying lease agrees in writing that this Lease shall not be terminated in the event of any foreclosure if Tenant is not in default under this Lease at the time of such foreclosure. Tenant's failure to execute and timely deliver such instruments evidencing subordination of this Lease shall constitute a Default by Tenant hereunder.

             16.3 Approval by Lenders. Tenant recognizes that the provisions of this Lease may be subject to the approval of any financial institution that may make a loan secured by a new or subsequent deed of trust or mortgage affecting the Premises if Landlord refinances or otherwise modifies any existing financing on the Premises. If the financial institution should require, as a condition to such financing, any modifications of this Lease, including without limitation, modification of the provisions relating to damage to and/or condemnation of the Premises, Tenant agrees to execute the appropriate amendments; provided, however, that no modification shall increase the Rentals payable by Tenant hereunder or materially increase any other obligation of Tenant or materially decreases any right of Tenant. Failure of Tenant to execute and deliver to Landlord any such amendment within five business days after demand shall constitute a Default by Tenant hereunder.

             16.4 Attornment. In the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord and covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided such purchaser expressly agrees in writing to be bound by the terms of the Lease.

             16.5 Estoppel Certificates and Financial Statements.

                  16.5.1 Delivery by Tenant. Tenant shall, within five business days following request by Landlord therefor and without charge, execute and deliver to Landlord any and all documents requested by Landlord in connection with the sale or financing of the Premises or any lender making a loan affecting the Premises, including without limitation estoppel certificates and current financial statements of Tenant. Landlord may require that any estoppel certificates shall (i) certify that this Lease is unmodified and in full force and effect (or, if modified, state the nature of such modification and certify that this Lease, as so modified, is in full force and effect) and has not been assigned, (ii) certify the date to which Rentals are paid in advance, if any,
(iii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specify such defaults if claimed,
(iv) evidence the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord, (v) warrant that in the event any beneficiary of any security instrument encumbering the Premises forecloses on the security instrument or sells the Premises pursuant to any power of sale contained in such security instrument, such beneficiary and its transferee shall not be liable for the Security Deposit or for any claim of damages or set off as a result of any pre-foreclosures or pre-sale breach by Landlord, (vi) certify the date Tenant entered into occupancy of the Premises and that Tenant is conducting business at the Premises, and (vii) certify such other matters relating to the Lease and/or Premises as may be requested by a lender making a loan to Landlord or a purchaser of the Premises from Landlord. Any such estoppel certificate may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Any financial statements of Tenant shall include an opinion of a certified public accountant (if available) and a balance sheet and profit and loss statement for the most recent fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied. Upon ten (10) days prior written request from Landlord (which Landlord may make at any time during the Lease Term but not more often than two (2) times any calendar year), Tenant shall deliver to Landlord a current financial statement of Tenant. Landlord shall have a reciprocal obligation to provide an estoppel certificate for the benefit of Tenant. If Landlord shall fail to respond within ten (10) days of receipt by Landlord of a written request by Tenant for such a certificate, Landlord shall be deemed to have certified that the Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one 91) month's Rent has been paid in advance.

                  16.5.2 Failure to Deliver. Tenant's failure to timely deliver an estoppel certificate as required pursuant to Section 16.5.1 above shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are now no uncured defaults in Landlord's performance, (iii) no Rentals have been paid in advance except those that are set forth in this Lease, (iv) no beneficiary of any security instrument encumbering the Premises or its transferee shall be liable for the Security Deposit or for any claim of damages or set off as a result of any pre-foreclosure or pre-sale breach by Landlord in the event of a foreclosure or sale under such security instrument, and (v) Tenant has entered into occupancy of the Premises on such date as may be represented by Landlord and is open and conducting business at the Premises. Tenant's failure to timely deliver any financial statements or estoppel certificates as required pursuant to Section 16.5.1 above shall be a Default by Tenant.

        Article 17. Remedies Upon Default by Tenant.

             17.1 Events of Default. The term "Default by Tenant" shall mean the occurrence of any of the following events:

             17.1.1 Failure by Tenant to pay when due any Rentals required or due hereunder when such failure continues for more than five (5) days after written demand for payment is delivered by Landlord to Tenant;

             17.1.2 Vacation or abandonment of the Premises by Tenant;

                  17.1.3 Commencement, and continuation for at least sixty (60) days, of any case, action, or proceeding by, against, or concerning Tenant under any federal or state bankruptcy, insolvency, or other debtor's relief law, including without limitation, (i) a case under Title 11 of the United States Code concerning Tenant or Guarantor, whether under Chapter 7, 11, or 13 of such Title or under any other Chapter, or (ii) a case, action, or proceeding seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

                  17.1.4 Voluntary or involuntary appointment of a receiver, trustee, keeper, or other person who takes possession for more than thirty days of substantially all of Tenant's assets or of any asset used in Tenant's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

                  17.1.5 Execution of an assignment for the benefit of creditors of substantially all assets of Tenant available by law for the satisfaction of judgment creditors;

                  17.1.6 Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Tenant;

                  17.1.7 Levy of a writ of attachment or execution on Tenant's interest under this Lease, if such writ continues for a period of twenty days;

                  17.1.8 Use of the Premises for an unlawful purpose or the occurrence of a nuisance or waste in or on the Premises in violation of subsection 5.5.2 hereof;

                  17.1.9 Failure by Tenant to keep in force the insurance required by section 8.1.

                  17.1.10 Transfer or attempted Transfer of this Lease by Tenant contrary to the provisions of Article 15 above;

                  17.1.11 Failure by Tenant to timely execute and deliver a subordination agreement, or estoppel certificate, or lease amendment, or failure to timely deliver a financial statement, or any other document, as required under Article 16 hereof; or

                  17.1.12 Failure by Tenant to timely observe or perform any other term, covenant, condition, warranty, or provision contained in this Lease when such failure continues for more than ten (10) days after demand, provided that if performance or observance requires more than ten (10) days (and cannot be accomplished by the payment of money) then so long as Tenant initiates the performance or observance within said ten (10) days and thereafter diligently pursues same to completion no Default by Tenant shall be deemed to have occurred.

             17.2 Rights of Landlord Upon Tenant's Default. Upon any Default by Tenant, Landlord shall have the right to terminate this Lease and Tenant's right to possession of the Premises by giving written notice of termination to Tenant, and to recover from Tenant:

                  17.2.1 The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

                  17.2.2 The worth at the time of award of the amount by which the unpaid Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  17.2.3 The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid Rentals for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                  17.2.4 Any other amounts necessary to compensate Landlord for detriment proximately caused by the Default by Tenant or which in the ordinary course of events would likely result, including without limitation the reasonable costs and expenses incurred by Landlord in:

                       (i) Retaking possession of the Premises;

                       (ii) Cleaning and making repairs and alterations (including installation of leasehold improvements, whether or not the same shall be funded by a reduction of rent, direct payment or allowance or otherwise) necessary to return the Premises to good condition and to prepare the Premises for reletting;

                       (iii) Removing, transporting, and storing any of Tenant's property left at the Premises (although Landlord shall have no obligation to remove, transport, or store any of the property);

                       (iv) Reletting the Premises, including without limitation, brokerage commissions, advertising costs, and attorneys' fees;

                       (v) Attorneys' fees, expert witness fees, consultants and court costs; and

                       (vi) Costs of carrying the Premises such as repairs, maintenance, taxes and insurance premiums, utilities and security precautions (if any).

                  17.2.5 The "worth at the time of award" of the amounts referred to in subparagraphs 17.2.1 and 17.2.2 of this Section 17.2 is computed by allowing interest at the lesser of ten percent per annum or the maximum rate allowed by law.

             17.3 Continuance of Lease. Upon Default by Tenant and unless and until Landlord elects to terminate this Lease pursuant to Section 17.2 above, this Lease shall continue in effect after the Default by Tenant and Landlord may enforce all rights and remedies under this Lease, including without limitation, the right to recover payment of Rentals as they become due. Neither efforts by Landlord to mitigate damages caused by a Default by Tenant nor the acceptance of any Rentals shall constitute a waiver by Landlord of any of Landlord's rights or remedies, including the rights and remedies specified in Section 17.2 above. The rights of Landlord under this Article 17 shall be additional to all other rights to which Landlord is entitled in accordance with applicable law.

             17.4 Reletting Premises. Upon Default by Tenant, Landlord may, at Landlord's election, reenter the Premises, and without terminating this Lease, and at any time and from time to time, relet the Premises or any part or parts thereof for the account and in the name of Tenant or otherwise. Landlord may at Landlord's election eject Tenant or any of Tenant's subtenants, assignees or other persons claiming any right in or through this Lease. Tenant shall nevertheless pay to Landlord on the due date specified in this Lease all Rentals required to be paid by Tenant under this Lease, plus Landlord's expenses, less the proceeds of any sublease or reletting. The expenses allowed Landlord shall include without limitation costs paid to retake possession of the Premises (including attorneys' fees), costs to place the Premises in its original condition, ordinary wear and tear excepted, costs to secure new tenants (including broker's commissions and attorneys' fees) and costs to fulfill all of Tenant's covenants and conditions hereunder to the end of the Lease Term. No act by or on behalf of Landlord under this Section 17.4 shall constitute a termination of this Lease unless Landlord gives Tenant written notice of termination. Notwithstanding any prior reletting without termination, Landlord may later elect to terminate this Lease because of Default by Tenant.

             17.5 Attorneys' Fees. Tenant shall pay reasonable fees and costs of attorneys engaged by Landlord in collection of Rentals or to enforce any of Landlord's rights and remedies under this Article 17 and applicable law.

             17.6 Waiver of Jury Trial. Landlord and Tenant each hereby waives trial by jury in any action or proceeding arising out of this Lease or its execution or negotiation whether based on contract or tort and whether brought by either Landlord or Tenant.

             17.7 Waiver of Rights of Redemption. In the event Landlord (i) lawfully terminates Tenant's right to possession of the Premises, or (ii) if Tenant abandons same or the Lease otherwise terminates (whether by the expiration of the period set forth in a notice of default, decision of a court, or otherwise), Tenant hereby expressly waives any and all rights to recover or regain possession of the Premises or to reinstate or redeem this Lease to which it may be entitled by or under any present or future law including without limitation, Section 1174 and 1179 of the California Code of Civil Procedure. In addition, Tenant hereby expressly waives any and all right to bring any action whatsoever against any tenant taking possession of the Premises after Tenant has been dispossessed or evicted hereunder or has abandoned, delivered, or surrendered possession of the Premises, or to make any such tenant a party to any action brought by Tenant against Landlord.

             17.8 Default and Litigation Notice Provisions. For purposes of Code of Civil Procedure Section 1162, Tenant's "place of residence" and "usual place of business" shall be the Premises and for purposes of Code of Civil Procedure Sections 1011 and 1013, concerning service of notices or papers during litigation, "residence" and "office" of Tenant shall mean and be the Premises until Tenant has released actual and legal possession of the Premises to Landlord or has appeared in such litigation by California licensed legal counsel.

             17.9 Remedies are Cumulative. Each of the remedies provided Landlord hereunder cumulative with and in addition to all other rights and remedies now or hereafter allowed either hereunder or by law, equity or agreement of the parties.

        Article 18. Holding Over.

             18.1 Holding Over. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after the expiration of the Lease Term shall not constitute a renewal or extension of the Lease Term or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration of the Lease Term, with the express consent of Landlord, shall be construed to be a tenancy from month to month, at one hundred fifty percent (150%) of the Base Rent for the month preceding the expiration of the Lease Term in addition to all Additional Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after expiration of the Lease Term or other Lease Termination without Landlord's consent, Tenant shall indemnify Landlord against any loss or liability resulting from Tenant's failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based on delay in the availability of the Premises.

        Article 19. Notices.

             19.1 Service of Notices. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated and shall be personally served or given by certified mail. Any notice given by mail shall be deemed to have been given when served or, if mailed (certified, return receipt requested and postage prepaid) three business days after mailing, addressed to the party to be served with a copy as indicated herein. Either party may change its address for purposes of notice by giving notice of such change of address to the other party in accordance with the provisions of this
Article 19, provided that Notices of Default by Tenant or otherwise related to demands for performance by Tenant may always be served at the Premises while Tenant is in possession. At the date of execution of this Lease, the addresses of the parties are:

Landlord:      CHAN-PAUL PARTNERSHIP, A CALIFORNIA GENERAL PARTNERSHIP
               c/o Jay Paul Company
               Attn: Jay Paul
               353 Sacramento Street, Suite 1740
               San Francisco, CA 94111

With a copy to:       Thomas G. Perkins, Esq.
                      152 North Third Street, Suite 900
                      San Jose, California 95112

Tenant:        HANDSPRING, INC.

               Prior to the Commencement Date:    After the Commencement Date

               299 California Avenue              189 North Bernardo
               Suite 300                          Mountain View, CA
               Palo Alto, CA 94304                Attn: Bernard J. Whitney, CFO
               Attn: Bernard J. Whitney, CFO

With a copy to:       Marc E. Gottschalk, Esq.
                      Wilson Sonsini Goodrich & Rosati
                      650 Page Mill Road
                      Palo Alto, CA 94304

        Article 20. Attorneys' Fees.

             20.1 Prevailing Party to Recover. In the event either party shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rentals, to terminate the tenancy of the Premises, or to enforce, protect or interpret any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees, expert witness fees and court costs as may be fixed by the court.

        Article 21. Successors.

             21.1 Covenants are Binding. Subject to the provisions of Article 16 above and Section 30.2 below, the covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns.

        Article 22. Landlord Default.

             22.1 No Default Without Notice. Landlord shall not be in default under this Lease unless Tenant shall have given Landlord written notice of the breach and, within thirty days after notice, Landlord has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty days, has not commenced to the cure within said thirty (30) days and thereafter diligently pursued same to completion. In the event of any default on the part of Landlord under this Lease, Tenant shall give notice of same by certified mail, return receipt requested, to any beneficiary of a deed of trust or mortgagee of a mortgage, affecting the Premises whose address shall have been furnished to it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

        Article 23. Limitation on Landlord Liability.

             23.1 No Personal Liability. Any money judgment attained by Tenant (whether tort or contract and including costs and attorneys' fees) based upon Landlord's breach of this Lease or of a duty or claims arising out of this Lease or in connection with this Lease and its subject matters shall be satisfied only out of Landlord's insurance and the proceeds of the sale or disposition of Landlord's interest in the Premises (whether by Landlord or by execution of judgment) and Landlord shall have no personal liability therefor. In no event shall Landlord or its agents be liable to Tenant for consequential damages, including without limitation, lost profits or lost goodwill and Tenant waives any right to assert claims for same against Landlord or its agents.

        Article 24. Quiet Enjoyment.

             24.1 Express Conditional Covenant. Landlord covenants and agrees with Tenant that upon Tenant paying Rentals and timely performing all of its covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term, subject, however, to the terms of this Lease and any mortgages or deeds of trust affecting the Premises, and the rights reserved by Landlord hereunder.

        Article 25. Surrender.

             25.1 Free of Liens. Tenant shall vacate and deliver possession of the Premises free and clear of all liens, charges, or encumbrances thereon resulting from any act or omission on Tenant's part and free and clear of all violations of applicable laws of any federal, state, municipal, or other agency or authority, and shall indemnify Landlord against any and all loss, expense, damage, costs, and attorneys' fees arising out of Tenant's failure to do so.

        Article 26. Waiver.

             26.1 No Implied Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained (or the acceptance by Landlord of any performance by Tenant after the time the same shall become due) shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof or of any other term, covenant or condition herein contained, unless otherwise expressly agreed to by Landlord in writing. The acceptance by Landlord of any sum less than that which is required to be paid by Tenant shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Landlord, in Landlord's absolute discretion, if Tenant does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in any letter of transmittal. No custom or practice which may arise between the parties hereto in the administration of the terms of this Lease shall be construed as a waiver or diminution of Landlord's right to demand performance by Tenant in strict accordance with the terms of this Lease.

        Article 27. Entire Agreement.

             27.1 Integration Provision. Any agreements, warranties, or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, whether written or oral, between Landlord and its agents and Tenant and its agents with respect to the Premises or this Lease. This Lease constitutes the entire agreement between the parties hereto and is intended by the parties as a final expression of their agreement and may not be contradicted by evidence of any prior argument or of a contemporaneous oral agreement. This Lease is further intended by the parties as a complete and exclusive statement of the terms of the parties agreement and may not be explained or supplemented by evidence of consistent additional terms. No addition to, or modification of, any term or provision of this Lease shall be effective until and unless set forth in a written instrument signed by both Landlord and Tenant.

        Article 28. Landlord's Right to Perform Tenant's Covenants.

             28.1 Landlord May Perform. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, including without limitation the payments and obligations described in Article 6, Article 7 and Article 10, Landlord may upon fifteen days written notice to Tenant, but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent that Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connections therewith shall be due and payable by Tenant as Additional Rent upon demand.

        Article 29. Guaranty.

             29.1 [Intentionally Omitted].

        Article 30. General.

             30.1 Headings. The section and subsection headings used in this Lease are for convenience of reference only. They shall not be construed to limit or extend the meaning of any part of this Lease, and shall not be deemed relevant in resolving any question of interpretation or construction of any section of this Lease.

             30.2 Definition of Landlord. The term "Landlord" as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title to the Premises. In the event of any transfer of such interest, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall from and after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance to any covenants or obligations on the part of Landlord contained in this Lease which are to be performed or first arise on and after the date of such transfer or conveyance. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the provisions of this Section 30.2, be binding upon each Landlord and its heirs, personal representatives, successors and assigns only during its respective period of ownership. Except as provided in this Section 30.2, this Lease shall not be affected by any transfer of Landlord's interest in the Premises, and Tenant shall attorn to any transferee of Landlord provided that all of Landlord's obligations hereunder are assumed in writing by such transferee.

             30.3 Exhibits. All exhibits attached to this Lease shall be deemed to be incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed to be a part of this Lease as though set forth in full in the body of the Lease.

             30.4 Definition of Agents. For purposes of this Lease and without otherwise affecting the definition of the word "agent" or the meaning of "agency," the term "agents" shall be deemed to include the agents, employees, servants, invitees, contractors, successors, guests, customers, subcontractors, representatives, partners, affiliated companies, and any other person or entity related in any way to the respective party, Landlord or Tenant.

             30.5 Interpretation of Terms. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter.

             30.6 Counterparts. This Lease may be executed in counterparts, each of which shall be deemed an original, but such counterparts when taken together shall be deemed one agreement.

             30.7 Time of Essence. Time is of the essence as to each and every provision in this Lease requiring performance or observance by Tenant within a specified time.

             30.8 Severability. In case any one or more of the provisions contained herein, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. However, if Tenant's obligation to pay the Rentals is determined to be invalid or unenforceable, this Lease at the option of Landlord shall terminate.

             30.9 Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases of subtenants.

             30.10 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.

             30.11 Authority. Each individual executing this Lease on behalf of a corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of and as the act of said entity in accordance with the bylaws or other governing agreement of said entity, and this Lease is binding upon and enforceable against said entity in accordance with its terms.

             30.12 Irrevocable Offer to Lease. Once signed by Tenant and delivered to Landlord, this Lease shall constitute an irrevocable offer to Lease which shall lapse automatically five business days thereafter if not signed and returned by Landlord within said five business days.

             30.13 Representation by Legal Counsel. Tenant warrants and represents that it has been represented by independent legal counsel of its choice with respect to the negotiation and execution of this Lease and has fully represented and accepts the legal implications and consequences of each and every provision hereof and agrees that no provision is unenforceable as being unconscionable, under Civil Code Section 1670.5 or on any other grounds, and waives any right to claim otherwise.

             30.14 Attached Exhibits. The following Exhibits are attached hereto:

        Exhibit "A" - Legal Description and Plot Plan
        Exhibit "B" - Monument Signage

        Exhibit "C" - Tenant Improvements

        Article 31. Brokers. Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents identified on the signature page hereof ("Brokers") and that they know of no other real estate broker or agent who is entitled to a commission or finder's fee in connection with this Lease, and Landlord not Tenant shall be responsible for Commissions, if any, due to the Brokers under a separate agreement. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder's fee, or equivalent compensation alleged to be owing on account of the indemnifying party's deals with any real estate broker or agent other than the Brokers. The terms of this section shall survive the expiration or earlier termination of the Lease Term.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

LANDLORD:                                                        TENANT:

CHAN-PAUL PARTNERSHIP,                         HANDSPRING, INC.,
A CALIFORNIA GENERAL PARTNERSHIP               A CALIFORNIA CORPORATION

BY:       /s/ Jay Paul                         BY:      /s/ Bern Whitney
   --------------------------------               ------------------------------
        JAY PAUL

ITS: CO-MANAGER AND GENERAL PARTNER            ITS:      CFO

BY:        /s/ Doug Chan
   --------------------------------
        DOUG CHAN

ITS: CO-MANAGER AND GENERAL PARTNER

                                BROKER EXECUTION

LANDLORD'S BROKER                              TENANT'S BROKER

CORNISH & CAREY COMMERCIAL                     WAYNE MASCIA ASSOCIATES

BY:       /s/ Phil Mahoney                     BY:        /s/ Jim Obermeyer
   --------------------------------               ------------------------------
        PHIL MAHONEY                                  JIM OBERMEYER

ITS:  EXECUTIVE VICE PRESIDENT                 ITS:  SENIOR VICE PRESIDENT

ADDRESS:

5201 Great America                             3945 Freedom Circle #350
-----------------------------------            --------------------------------
S.C., CA  95054                                Santa Clara, CA  95054
-----------------------------------            --------------------------------

Exhibit A
Legal Description and Plot Plan

Real property in the City of Mountain View, County of Santa Clara, State of California, described as follows:

Parcel 1, as shown on the Parcel Map filed December 19, 1984 in Book 537 of Maps, page 20, Records of Santa Clara County.

APN: 165-36-004
ARB: 163-33-13, 14

                    [GRAPHIC DESCRIPTION OF PROPERTY LEASED]

                           [GRAPHIC RECORD OF SURVEY]

                          [GRAPHIC OF DISPLAY SIGNAGE]

                       [GRAPHIC DESCRIPTION OF PREMISES]

                                    EXHIBIT C

The following construction items shall be considered part of the landlords work at 189 N Bernardo in Mt. View:

    - Repair or replace all ceiling grid located on both the first and second floor.

    - Install new 2' x 4' Armstrong Second Look ceiling tile on both the first and second floors.

    - General electrical work shall include: Replace all damaged or discolored lighting lenses, replace all damaged lamps, relocate all open office light switching and connect all open office zones to motion sensors.

    - General Mechanical work shall include: Replacing all registers and grills, relocating all open office thermostats, replacing all damaged or missing ductwork and testing of all VAV boxes and HVAC units. All deficiencies to the HVAC system shall be corrected by the Landlord.

    - Cap all existing plumbing on both the first and second floor and repair all leaking fixtures in the restrooms.

    -   Install a 2' x 8'-10" sidelight at all existing office locations.

    -   Recondition all existing wood doors.

    - Install new medium grade carpet and base throughout the building. This scope to include all offices, stairwells and open office areas. New lobby carpeting shall be installed at the Tenants expense.

    - Framing and drywall work shall include: Install a soffit over the entry doors to hide alarm conduit, patch all demolished wall intersections and install draft stops as required by the City of Mt. View.

    - Paint all drywall surfaces including the restrooms. The scope will include two coats of paint.

    - ADA items shall include: Extend the lobby stair railing, confirm certification of the existing elevator and widen existing concrete walkway at West entrance.

    -   Install plastic laminate casework in two break rooms and two copy rooms.

    -   Provide a professional cleaning service for all interior areas.